Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Announces
Fiscal 2019 Fourth Quarter and Year-End Results
Reports Record Revenue, Gross Profit and Adjusted EBITDA
Provides FY 2020 Outlook

DOTHAN, AL, December 9, 2019 - Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today reported financial and operating results for its fourth quarter and fiscal year ended September 30, 2019.
Key Metrics: Fiscal Year 2019 Compared to Fiscal Year 2018
•Revenue was $783.2 million, up 15.2%
•Gross profit was $118.0 million, up 18.5%
•Net income was $43.1 million, down 15.1% (1)
•Adjusted EBITDA (2) was $92.3 million, up 22.2%
•Adjusted EBITDA margin (2) was 11.8%, up 70 bps
Charles E. Owens, the Company’s President and Chief Executive Officer, stated, “We are pleased with our fiscal year 2019 results, achieving double-digit growth for annual revenue, while increasing gross profit and adjusted EBITDA margin. Sustained demand across our local markets for road repair and maintenance projects, coupled with our acquisition of two hot-mix asphalt plants and favorable working conditions during the last six months of fiscal 2019, contributed to growth compared to 2018. We continue to see opportunities for growth across our 33 markets, in addition to opportunities for acquisitions.”
Fiscal Year 2020 Outlook
The Company also announced its outlook for fiscal year 2020 with regard to revenue, net income and Adjusted EBITDA, as follows:
•Revenue of $830 million to $870 million, compared to $783.2 million actual in FY 2019
•Net income of $39 million to $44 million, compared to $43.1 million actual in FY 2019
•Adjusted EBITDA (2) of $94 million to $102 million, compared to $92.3 million actual in FY 2019

Project backlog at September 30, 2019 was $531.1 million, compared to $594.4 million at September 30, 2018. Backlog is lower than at the same point last year, primarily as a result of the Company’s strategic focus on recurring repair and maintenance projects while some of the Company’s markets were letting a project mix that included “mega projects” of the type that the Company typically does not pursue. Backlog is expected to build again through the first half of the current year for several reasons, including a return to a normal project mix in several key markets, a gas tax increase in Alabama that took effect in September, and an acquisition that the Company completed in October in a high-growth area in Florida.

The fiscal year 2020 outlook does not take into account the potential impact of any new federal or state infrastructure or highway-related legislation that could take effect in 2020.
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(1) Fiscal year 2018 results include settlement income of $10.6 million, after taxes.

(2) Adjusted EBITDA and Adjusted EBITDA margin are financial measures not presented in accordance with generally accepted accounting principles (“GAAP”). Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Ned N. Fleming, III, the Company’s Executive Chairman, stated, “Our outlook ranges for fiscal 2020 are consistent with our strategy of delivering controlled, profitable growth. Positive tailwinds persist in our markets based on deteriorating road conditions in the rapidly growing southeastern states in which we operate, creating continued demand for our services. We remain excited about the continued prospects for growth.”
Conference Call
The Company will conduct a conference call on Tuesday, December 10, 2019 at 10:00 a.m. Central Time to discuss financial and operating results for the fourth quarter and fiscal year ended September 30, 2019. To access the call live by phone, dial (412) 902-0003 and ask for the Construction Partners call at least 10 minutes prior to the start time. A telephonic replay will be available through December 17, 2019 by calling (201) 612-7415 and using passcode 13696672#. A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at www.constructionpartners.net.
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 33 hot-mix asphalt plants, nine aggregate facilities and one liquid asphalt terminal. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to financial projections, future events, business strategy, future performance, future operations, backlog, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: our ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to our operating strategy; competition for projects in our local markets; risks associated with our capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; our ability to obtain sufficient bonding capacity to undertake certain projects; our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; the cancellation of a significant number of contracts or our disqualification from bidding for new contracts; risks related to adverse weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms thereof; our ability to maintain favorable relationships with third parties that supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to our information technology systems and infrastructure; our ability to remediate material weaknesses in internal control over financial reporting identified in preparing prior financial statements and to subsequently maintain effective internal control over financial reporting; and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.
Contacts:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600
- Financial Statements Follow -

Construction Partners, Inc.
Consolidated Statements of Income
(unaudited, in thousands, except share and per share data)

	For the three months ended September 30,		For the fiscal year ended September 30,
	2019	2018	2019	2018
Revenues	$ 237,317	$ 215,701	$ 783,238	$ 680,096
Cost of revenues	198,385	182,181	665,285	580,560
Gross profit	38,932	33,520	117,953	99,536
General and administrative expenses	(17,554)	(14,731)	(62,724)	(55,303)
Settlement income	-	-	-	14,803
Gain on sale of equipment, net	824	1,275	1,909	2,392
Operating income	22,202	20,064	57,138	61,428
Interest expense, net	(352)	(314)	(1,861)	(1,270)
Other income (expense), net	120	(56)	416	(101)
Income before provision for income taxes and earnings from investment in joint venture	21,970	19,694	55,693	60,057
Provision for income taxes	5,829	5,143	13,909	10,525
Earnings from investment in joint venture	412	593	1,337	1,259
Net income	$ 16,553	$ 15,144	$ 43,121	$ 50,791

Net income per share attributable to common stockholders:
Basic	$ 0.32	$ 0.29	$ 0.84	$ 1.11
Diluted	$ 0.32	$ 0.29	$ 0.84	$ 1.11

Weighted average number of common shares outstanding:
Basic	51,440,564	51,414,619	51,421,159	45,605,845
Diluted	51,457,906	51,414,619	51,427,220	45,919,648

Construction Partners, Inc.
Consolidated Balance Sheets
(unaudited, in thousands, except share and per share data)

	September 30,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$ 80,619	$ 99,137
Contracts receivable including retainage, net	139,882	120,291
Costs and estimated earnings in excess of billings on uncompleted contracts	12,030	9,334
Inventories	34,291	24,556
Prepaid expenses and other current assets	13,144	14,137
Total current assets	279,966	267,455
Property, plant and equipment, net	205,870	178,692
Goodwill	38,546	32,919
Intangible assets, net	3,434	3,735
Investment in joint venture	496	1,659
Other assets	2,284	10,270
Deferred income taxes, net	1,173	1,580
Total assets	$ 531,769	$ 496,310

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$ 70,442	$ 63,510
Billings in excess of costs and estimated earnings on uncompleted contracts	31,115	38,738
Current maturities of debt	7,538	14,773
Accrued expenses and other current liabilities	19,078	17,520
Total current liabilities	128,173	134,541
Long-term liabilities:
Long-term debt, net of current maturities	42,458	48,115
Deferred income taxes, net	11,480	8,890
Other long-term liabilities	6,108	5,295
Total long-term liabilities	60,046	62,300
Total liabilities	188,219	196,841
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized at September 30, 2019 and September 30, 2018 and no shares issued and outstanding	-	-
Class A common stock, par value $0.001; 400,000,000 shares authorized, 32,597,736 shares issued and outstanding at September 30, 2019, and 11,950,000 shares issued and outstanding at September 30, 2018	33	12
Class B common stock, par value $0.001; 100,000,000 shares authorized, 22,106,961 shares issued and 19,184,009 shares outstanding at September 30, 2019, and 42,387,571 issued and 39,464,619 outstanding at September 30, 2018	22	42
Additional paid-in capital	243,452	242,493
Treasury stock, at cost, 2,922,952 shares of Class B common stock, par value $0.001	(15,603)	(15,603)
Retained earnings	115,646	72,525
Total stockholders’ equity	343,550	299,469
Total liabilities and stockholders’ equity	$ 531,769	$ 496,310

Construction Partners, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the fiscal year ended September 30,
	2019	2018
Cash flows from operating activities:
Net income	$ 43,121	$ 50,791
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization of long-lived assets	31,231	25,321
Amortization of deferred debt issuance costs and debt discount	109	94
Provision for bad debt	995	604
Gain on sale of equipment, net	(1,909)	(2,392)
Equity-based compensation expense	957	975
Earnings from investment in joint venture	(1,337)	(1,259)
Deferred income taxes	2,997	(481)
Changes in operating assets and liabilities:
Contracts receivable including retainage, net	(20,586)	9,273
Costs and estimated earnings in excess of billings on uncompleted contracts	(2,696)	(2,955)
Inventories	(8,826)	(2,746)
Other current assets	993	(8,886)
Other assets	7,986	(7,787)
Accounts payable	6,932	7,462
Billings in excess of costs and estimated earnings on uncompleted contracts	(7,623)	2,041
Accrued expenses and other current liabilities	2,117	(4,778)
Other long-term liabilities	813	844
Net cash provided by operating activities, net of acquisition	55,274	66,121
Cash flows from investing activities:
Purchases of property, plant and equipment	(42,479)	(42,804)
Acquisition of liquid asphalt terminal assets	(10,848)	-
Proceeds from sale of equipment	4,456	4,931
Business acquisitions, net of cash acquired	(13,854)	(51,319)
Investment in joint venture	-	(400)
Distributions received from investment in joint venture	2,500	-
Net cash used in investing activities	(60,225)	(89,592)
Cash flows from financing activities:
Repayments on revolving credit facility	-	(5,000)
Proceeds from issuance of long-term debt, net of debt issuance costs and discount	-	21,917
Repayments of long-term debt	(13,001)	(12,361)
Payment to seller of pre-acquisition balance due	-	(4,940)
Payment of treasury stock purchase obligation	(569)	(2,569)
Proceeds from initial public offering of Class A common stock, net of offering costs	-	98,009
Proceeds from sale of common stock	3	5
Net cash (used in) provided by financing activities	(13,567)	95,061
Net change in cash and cash equivalents	(18,518)	71,590
Cash and cash equivalents:
Beginning of period	99,137	27,547
End of period	$ 80,619	$ 99,137

	For the fiscal year ended September 30,
	2019	2018
Supplemental cash flow information:
Cash paid for interest	2,639	2,336
Cash paid for income taxes	9,119	14,357
Non-cash items:
Property, plant and equipment financed with accounts payable	904	395
Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation, depletion and amortization of long-lived assets, (iv) equity-based compensation expense and (v) certain management fees and expenses, and excludes income recognized in connection with a legal settlement between certain of the Company’s subsidiaries and a third party that did not directly relate to the Company’s business and that the Company does not expect to reoccur (the “Settlement”). Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues for each period. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of our operating performance. Management uses Adjusted EBITDA and Adjusted EBITDA Margin as key performance indicators, and we believe they are measures frequently used by securities analysts, investors and other parties to evaluate companies in our industry. These measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP.
Our calculation of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.
The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA, and the calculation of Adjusted EBITDA Margin for each of the periods presented:
Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Year Ended September 30, 2019 and 2018
(unaudited, in thousands, except percentages)

	For the Fiscal Year Ended September 30,
	2019	2018
Net income	$ 43,121	$ 50,791
Interest expense, net	1,861	1,270
Provision for income taxes	13,909	10,525
Depreciation, depletion and amortization of long-lived assets	31,231	25,321
Equity-based compensation expense	957	975
Settlement income (1)	-	(14,803)
Management fees and expenses (2)	1,252	1,457
Adjusted EBITDA	$ 92,331	$ 75,536
Revenues	$ 783,238	$ 680,096
Adjusted EBITDA Margin	11.8%	11.1%
(1) Represents pre-tax income recognized in connection with the Settlement.
(2) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.

Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2020 Outlook
(unaudited, in thousands)

	For the Fiscal Year Ending September 30, 2020
	Low	High
Net income	$ 39,000	$ 44,000
Interest expense, net	1,400	1,500
Provision for income taxes	12,700	14,400
Depreciation, depletion and amortization of long-lived assets	38,000	39,200
Equity-based compensation expense	1,600	1,600
Management fees and expenses (1)	1,300	1,300
Adjusted EBITDA	$ 94,000	$ 102,000

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.